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                                                                    Exhibit 23.2

                         [Plante & Moran LLP letterhead]

                          Independent Auditor's Consent

We consent to the incorporation by reference in the registration statement (Nos. 333-29843, 333-70245 and 333-69252) on Form S-8 of our report dated July 11,
2002 appearing in the Annual Report on Form 11-K of SPX Corporation Retirement Savings and Stock Ownership Plan for the year ended December 30, 2001.

                                                         /s/ Plante & Moran, LLP


Southfield, Michigan
July 11, 2002